EXHIBIT 99.1

                              LETTER OF TRANSMITTAL

                              MAXXIM MEDICAL, INC.
                                OFFER TO EXCHANGE
              10 1/2% SENIOR SUBORDINATED NOTES DUE 2006 WHICH HAVE
          BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
                           FOR ANY AND ALL OUTSTANDING
                   10 1/2% SENIOR SUBORDINATED NOTES DUE 2006

               Pursuant to the Prospectus dated October __, 1996.

         THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME,
         ON NOVEMBER 25, 1996, UNLESS EXTENDED (THE "EXPIRATION DATE").
                  TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M.,
                   NEW YORK CITY TIME, ON NOVEMBER 25, 1996.

                   BY MESSENGER, MAIL, OR OVERNIGHT DELIVERY:

                   First Union National Bank of North Carolina
                       230 South Tryon Street, 11th Floor
                      Charlotte, North Carolina 28288-1153
                      Attention: Corporate Trust Operations

                             FACSIMILE TRANSMISSION:
                                 (704) 383-9716

                              CONFIRM BY TELEPHONE:
                                 (704) 383-0048
                               Ms. Marilyn Johnson

        DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

        The undersigned acknowledges receipt of the Prospectus, dated October __, 1996 (the "Prospectus"), of Maxxim Medical, Inc., a Texas corporation (the "Company"), and this Letter of Transmittal (this "Letter"), which together constitute the offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $100,000,000 10 1/2% Senior Subordinated Notes Due 2006 (the "New Notes") for an equal principal amount of the outstanding 10 1/2% Senior Subordinated Notes Due 2006 (the "Old Notes").

        For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount at maturity equal to that of the surrendered Old Note. The New Notes will bear interest at a rate equal to 10 1/2% per annum. Interest on the New Notes is payabLE semiannually, commencing February 1, 1997, on February 1 and August 1 of each year (each, an "Interest Payment Date") and shall accrue from July 30, 1996, or from the most recent Interest Payment Date with respect to the Old Notes to which interest was paid or for which interest was duly provided. The New Notes will mature on August 1, 2006.

        Subject to certain exceptions, in the event of a Registration Default (as defined below), holders of Old Notes are entitled to receive Liquidated Damages of $0.05 per week per $1,000 principal amount of Old Notes held by such holders (up to a maximum n of $0.30 per week per $1,000 principal amount of Old Notes). A "Registration Default" with respect to the Exchange Offer shall occur if: (i) the Company fails to consummate the Exchange Offer on or prior to December 15, 1996, or (ii) the Shelf Registration Statement or the Exchange Offer Registration Statement is declared effective but thereafter ceases to be effective during the period specified in the Registration Rights Agreement. Holders of New Notes will not be and, upon consummation of the Exchange Offer, holders of Old Notes will no longer be, entitled to (i) the right to receive the Liquidated Damages or (ii) certain other rights under the Registration Rights Agreement intended for holders of Old Notes. The Exchange Offer shall be deemed consummated upon the occurrence of the delivery by the Company to the Registrar under the Indenture of New Notes in the same aggregate principal amount as the aggregate principal amount of Old Notes that are tendered by holders thereof pursuant to the Exchange Offer.

        The Company reserves the right, in its sole discretion, (i) to delay accepting any Old Notes, (ii) to extend the Exchange Offer, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended, and (iii) to amend the terms of the Exchange Offer in any manner. If the Exchange Offer is amended in a manner determined by the Company to constitute a material change, the Company will promptly disclose such amendments by means of a prospectus supplement that will be distributed to the registered holders of the Old Notes. Modifications of the Exchange Offer, including but not limited to extension of the period during which the Exchange Offer is open, may require that at least five business days remain in the Exchange Offer. In order to extend the Exchange Offer, the Company will notify the Exchange Agent of any extension by oral or written notice and will make a public announcement thereof, each prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

        This Letter is to be completed by a holder of Old Notes either if Old Notes are to be forwarded herewith or if a tender of Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedure set forth in "The Exchange Offer" section of the Prospectus. Holders of Old Notes whose Notes are not immediately available, or who are unable to deliver their Notes or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book Entry Transfer Facility does not constitute delivery to the Exchange Agent.

        The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

        List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the Note numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.
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      DESCRIPTION OF OLD               1                      2                      3
            NOTES
                                                           Aggregate
   Name(s) and Address(es)       Note Number(s)*        Principal Amount       Principal Amount
   of Registered Holder(s)                               of Old Note(s)           Tendered**
 (Please fill in, if blank)


                                      Total

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* Need not be completed if Old Notes are being tendered by book-entry transfer.

** Unless otherwise indicated in this column, a holder will be deemed to have tendered the entire principal amount represented by the Old Note indicated in column 2. See Instruction 2. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.
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[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOKENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution _____________________________________________

     Account Number  _______________  Transaction Code Number  _________________

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name of Registered Holder(s)  _____________________________________________

     Window Ticket Number (if any)  ____________________________________________

     Date of Execution of Notice of Guaranteed Delivery  _______________________

     Name of Institution which guaranteed delivery  ____________________________

     IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

     Account Number  ________________  Transaction Code Number  ________________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:____________________________________________________________________

     Address:_________________________________________________________________

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person is engaged in, or intends to engage in, a distribution of such New Notes, or has an arrangement or understanding with any person to participate in the distribution of such New Notes, and that neither the holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

        The undersigned also acknowledges that this Exchange Offer is being made based upon the Company's understanding of an interpretation by the staff of the Securities and Exchange Commission (the "Commission") as set forth in no-action letters issued to third parties, including Exxon Capital Holdings Corporation, SEC No-Action Letter (available April 13, 1989) (the "Exxon Capital Letter"), Morgan Stanley & Co. Incorporated, SEC No-Action Letter (available June 5, 1991) (the "Morgan Stanley Letter") and Shearman & Sterling, SEC No-Action Letter (available July 2, 1993) (the "Shearman & Sterling Letter"), that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who acquires such New Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders are not engaged in, and do not intend to engage in, a distribution of such New Notes and have no arrangement with any person to participate in the distribution of such New Notes. If a holder of Old Notes is engaged in or intends to engage in a distribution of the New Notes or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such holder could not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

        Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute Notes representing the remaining principal balance of any Old Note exchanged only in part) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute Notes representing the remaining principal balance of any Old Note exchanged only in part) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

        THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 3 and 4)

     To be completed ONLY if Notes for Old Notes not exchanged and/or New Notes are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry
Transfer Facility other than the account indicated above.

Issue New Notes and/or Old Notes to:

Name(s): ..............................................
                 (Please Type or Print)

 .......................................................
                 (Please Type or Print)

Address:...............................................
 .......................................................
                 (Including Zip Code)
(Complete accompanying Substitute Form W-9)
Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

_______________________________________________________
            (Book-Entry Transfer Facility
            Account Number, if applicable)
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          SPECIAL DELIVERY INSTRUCTIONS
           (See Instructions 3 and 4)

         To be completed ONLY if Notes for Old Notes not exchanged and/or New Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above or to such person(s) at an address other than shown in the box entitled
    "Description of Old Notes" on this Letter above.

    Mail New Notes and/or Old Notes to:

    Name(s):..............................................
                     (Please Type or Print)

    ......................................................
                     (Please Type or Print)

    Address:..............................................
    ......................................................
                     (Including Zip Code)

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IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK TIME, ON THE EXPIRATION DATE.

                     PLEASE READ THIS LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE COMPLETING ANY BOX ABOVE

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                   (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

Dated:...................................................................., 1996

 ..........................................................................x

 ..........................................................................x
                            (Signature(s) of Owner)                 (Date)

     If a holder is tendering any Old Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the Note(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

        Name(s):...............................................................
        .......................................................................
                             (PLEASE TYPE OR PRINT)
        Capacity:..............................................................
        Address:...............................................................
        .......................................................................
                              (INCLUDING ZIP CODE)
                               SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

        Signature(s) Guaranteed by
        an Eligible Institution:...............................................
                             (AUTHORIZED SIGNATURE)

        .......................................................................
                                     (TITLE)

        .......................................................................
                                 (NAME AND FIRM)

Dated:..................................................................., 1996

                                  INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE
                10 1/2% SENIOR SUBORDINATED NOTES DUE 2006, WHICH
       HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
     FOR ANY AND ALL OUTSTANDING 10 1/2% SENIOR SUBORDINATED NOTES DUE 2006
                              MAXXIM MEDICAL, INC.

1.      DELIVERY OF THIS LETTER AND OLD NOTES; GUARANTEED DELIVERY PROCEDURES.

        This Letter is to be completed by holders of Old Notes either if Notes are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering Old Notes" section of the Prospectus. Physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of $ 1,000 or any integral multiple thereof.

        Holders whose Old Notes are not immediately available or who cannot deliver their Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution and a Notice of Guaranteed Delivery (as defined in the Letter of Transmittal) must be signed by such Holder, (ii) on or prior to the Expiration Date, the Exchange Agent must have received from the Holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder, the certificate number or numbers of the tendered Old Notes, and the principal amount of tendered Old Notes, stating that the tender is being made thereby and guaranteeing that, within four (4) business days after the date of delivery of the Notice of Guaranteed Delivery, the tendered Old Notes, a duly executed Letter of Transmittal and any other required documents will be deposited by the Eligible Institution with the Exchange Agent, and (iii) such properly completed and executed documents required by the Letter of Transmittal and the tendered Old Notes in proper form for transfer (or confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at DTC) must be received by the Exchange Agent within four (4) business days after the Expiration Date. Any Holder who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery and Letter of Transmittal relating to such Old Notes prior to 5:00 p.m., New York City time, on the Expiration Date.

        The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

        See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF OLD NOTES WHO TENDER BY BOOK-ENTRY TRANSFER).

        If less than the entire principal amount of any submitted Note is to be tendered, the tendering holder(s) should fill in the aggregate principal amount to be tendered in the box above entitled "Description of Old Notes--Principal Amount Tendered." A reissued Note representing the balance of nontendered principal of any submitted Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. THE ENTIRE PRINCIPAL AMOUNT OF ANY OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3. SIGNATURES ON THIS LETTER; ASSIGNMENTS AND ENDORSEMENT; GUARANTEE OF SIGNATURES.

        If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the Notes without any change whatsoever.

        If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

        If any tendered Old Notes are registered in different names on several Notes, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of Notes.

        When this Letter is signed by the registered holder of the Old Notes specified herein and tendered hereby, no endorsements of the submitted Notes or separate instruments of assignment are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any Notes transmitted hereby or separate instruments of assignment are required. Signatures on such Notes must be guaranteed by an Eligible Institution.

        If this Letter is signed by a person other than the registered holder of any Notes specified herein, such Notes must be endorsed or accompanied by appropriate instruments of assignment, in either case signed exactly as the name of the registered holder appears on the Notes and the signatures on such Notes must be guaranteed by an Eligible Institution.

        If this Letter or any Notes or instruments of assignment are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

        Endorsements on Old Notes or signatures on instruments of assignment required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., by a commercial bank or trust company having an office or correspondent in the United States or by an "eligible guarantor" institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 (an "Eligible Institution").

        Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Old Notes are tendered: (i) by a registered holder of Old Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Notes) tendered who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

4.      SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

        Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute Notes evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder of Old Notes may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter.

5.      TAX IDENTIFICATION NUMBER.

        Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Company (as payor) with such Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which, in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery of New Notes to such tendering holder may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

        Exempt holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

        To prevent backup withholding, each tendering holder of Old Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Notice of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: checking-this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

6.      TRANSFER TAXES.

        The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

        EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT IS NOT NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES SPECIFIED IN THIS LETTER.

7.      WAIVER OF CONDITIONS.

        The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.      NO CONDITIONAL TENDERS.

        No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

        Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

9.      MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

        Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.     REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

        Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                               (SEE INSTRUCTION 5)

                       PAYOR'S NAME: MAXXIM MEDICAL, INC.
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SUBSTITUTE              Part 1 -- PLEASE PROVIDE YOUR
Form W-9                TIN IN THE BOX AT RIGHT AND
                        CERTIFY BY SIGNING AND
                        DATING BELOW.
Department of the
Treasury                                       TIN:___________________________
Internal Revenue                                   (Social Security Number or
Service                                          Employer Identification Number)

Payor's Request for
Taxpayer
Identification
Number ("TIN")
and Certification

Part 2 -- TIN Applied For [ ]

CERTIFICATION:  UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

(1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me).

(2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)  any other information provided on this form is true and correct

SIGNATURE....................................................................
DATE...........................
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You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of under reporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
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           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 2 OF SUBSTITUTE FORM W-9
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             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

----------------------------------------------------  --------------------------
                 Signature                                       Date
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